UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Under §240.14a-12

VYNE THERAPEUTICS INC.

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VYNE THERAPEUTICS INC.
520 U.S. Highway 22, Suite 204
Bridgewater, New Jersey 08807
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 19, 2021
To the Stockholders of VYNE Therapeutics Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of VYNE Therapeutics Inc., a Delaware corporation (the “Company”), will be held on July 19, 2021, at 12:00 p.m. local time, at our corporate offices located at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807, for the following purposes:
1.
To elect two Class III directors to hold office until the 2024 annual meeting of stockholders or until their successors are elected;

2.
To ratify the selection by the Audit Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021;

3.
To approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000; and

4.
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on May 27, 2021 (the “Record Date”) can vote at this meeting or any adjournments that take place.
The Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement; FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm, as described in Proposal No. 2 of the Proxy Statement; and FOR the approval and adoption of the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares, as described in Proposal No. 3 of the Proxy Statement.
Due to concerns about the coronavirus (COVID-19) pandemic and to assist in protecting the health and well-being of our stockholders and employees, we are planning for the possibility that the annual meeting may be held by means of remote communication (i.e., a virtual-only meeting or hybrid virtual/physical meeting). If we take this step, we will publicly announce the decision in a press release that will also be filed with the U.S. Securities and Exchange Commission as definitive additional soliciting material, and we will post the announcement and additional information on the Investor tab of our website, http://www.vynetherapeutics.com, as soon as practicable before the Annual Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Annual Meeting to confirm the status of the meeting before planning to attend in person. As always, we encourage you to vote your shares prior to the Annual Meeting.
Please retain the 16-digit control number included on your notice, on your proxy card or in the voting instructions that accompanied your proxy materials as you will need this number should we determine to convert to a virtual meeting. We also encourage all stockholders to continue to review guidance from public health authorities as the time for the Annual Meeting approaches.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2020, AS AMENDED, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR NOTICE OF INTERNET AVAILABILITY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.
By Order of the Board of Directors
David Domzalski President and Chief Executive Officer
Bridgewater, New Jersey
June 7, 2021

VYNE THERAPEUTICS INC.
520 U.S. Highway 22, Suite 204
Bridgewater, New Jersey 08807
PROXY STATEMENT
FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
JULY 19, 2021
We have sent you this Proxy Statement and the enclosed Proxy Card because the Board of Directors (the “Board”) of VYNE Therapeutics Inc. (referred to herein as the “Company”, “VYNE”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 19, 2021, at 12:00 p.m. local time, at our corporate offices located at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.
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This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

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The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We have also retained D.F. King & Co., Inc. to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020 (as amended, the “Form 10-K”) over the internet in lieu of mailing printed copies. We intend to first make available the Notice of Internet Availability to our stockholders of record as of May 27, 2021 (the “Record Date”) for the first time on or about June 7, 2021. The Notice of Internet Availability will contain instructions on how to access and review the Annual Meeting materials, and will also contain instructions on how to request a printed copy of the Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the Form 10-K so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Form 10-K is also available in the “Financial Information” section of our website at https://vynetherapeutics.com/investors-media/filings-financials/.
The only outstanding voting securities of VYNE are shares of common stock, $0.0001 par value per share (the “common stock”), of which there were 51,387,385 shares outstanding as of the Record Date (excluding any treasury shares). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required to hold the Annual Meeting.
Due to concerns about the coronavirus (COVID-19) pandemic and to assist in protecting the health and well-being of our stockholders and employees, we are planning for the possibility that the annual meeting may be held by means of remote communication (i.e., a virtual-only meeting or a hybrid virtual/physical meeting). If we take this step, we will publicly announce the decision in a press release that will also be filed with the SEC as definitive additional soliciting material, and we will post the announcement and additional information on the Investor tab of our website, http://www.vynetherapeutics.com, as soon as practicable before the Annual Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Annual Meeting to confirm the status of the meeting before planning to attend in person. As always, we encourage you to vote your shares prior to the Annual Meeting.
Please retain the 16-digit control number included on your notice, on your proxy card or in the voting instructions that accompanied your proxy materials as you will need this number should we determine to convert to a virtual meeting. We also encourage all stockholders to continue to review guidance from public health authorities as the time for the Annual Meeting approaches.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
We have made this Proxy Statement and Proxy Card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.
This Proxy Statement, the Notice of Internet Availability, the Notice of Annual Meeting and accompanying Proxy Card were first made available on or about June 7, 2021 to all stockholders of record entitled to vote at the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 51,387,385 shares of common stock issued and outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote early. Whether or not you plan to attend the Annual Meeting, we encourage you to fill out and return the Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid Proxy Card from your broker or other agent.
What am I being asked to vote on?
You are being asked to vote on four proposals:
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Proposal 1 — the election of two Class III directors to hold office until our 2024 annual meeting of stockholders;

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Proposal 2 — the ratification of the selection by the Audit Committee of our Board of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), as our independent registered public accounting firm for the year ending December 31, 2021; and

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Proposal 3 — the approval and adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How do I vote?
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For Proposal 1, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify.

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For Proposal 2, you may either vote “For” or “Against” or abstain from voting.

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For Proposal 3, you may either vote “For” or “Against” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.
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To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

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To vote by proxy over the internet, follow the instructions provided on the Notice of Internet Availability.

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To vote by telephone, you may vote by proxy by calling the toll free number found on the Notice of Internet Availability.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
We also provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.
Who counts the votes?
Broadridge Financial Solutions (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed Proxy Card will be returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, Broadridge will tabulate all returned votes on behalf of your broker.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” votes for all proposals and, with respect to Proposals 2 and 3, “Against” votes, abstentions and broker non-votes. In addition, with respect to Proposal 1, the election of directors, the inspector of election will count the number of “Withheld” votes and broker non-votes received. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items but not with respect to “non-routine” items. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
Which ballot measures are considered “routine” or “non-routine?”
The ratification of the appointment of PricewaterhouseCoopers as our independent registered public accounting firm for the year ending December 31, 2021 (Proposal 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2. We believe the approval and adoption of the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000 (Proposal 3) is considered routine under applicable rules. However, it is possible that brokers will not have discretionary authority with respect to such proposal, in which case, if you do not instruct your broker how to vote with respect to Proposal 3, your broker may not vote with respect to such proposal and there may be broker non-votes. The election of directors (Proposal 1) is considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1.
How many votes are needed to approve the proposals?
With respect to Proposal 1, the election of directors, the nominee for each seat receiving a plurality — or the highest number of “For” votes — will be elected. Only votes “For” will affect the outcome and abstentions and broker non-votes will have no effect.
With respect to Proposal 2, the affirmative vote of the majority of votes cast affirmatively or negatively is required for approval. Only votes “For” or “Against” will affect the outcome, and abstentions and broker non-votes, if any, will have no effect. This is a routine proposal and therefore we do not expect any broker non-votes on this proposal.
With respect to Proposal 3, the affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting is required for approval. Abstentions and broker non-votes, if any, will have the same effect as an “Against” vote.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.
What if I return a Proxy Card but do not make specific choices?
If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted as follows:
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“For” the election of each of the two nominees for director;

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“For” the ratification of the appointment of PricewaterhouseCoopers as our independent registered public accounting firm; and

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“For” the approval and adoption of the amendment to the Amended and Restated Certificate of Incorporation.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.
Who is paying for this proxy solicitation?
We have retained D.F. King to perform proxy solicitation services for us, involving conducting a bank/broker search, distributing proxy solicitation materials to stockholders, providing information to stockholders from the materials, and soliciting proxies by mail, courier, telephone, facsimile and e-mail. We will pay a fee in the amount of $10,000 to D.F. King, plus out-of-pocket expenses for these services.
If you have any questions or require any assistance with voting your shares, please contact D.F. King at:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers, Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 290-6432
Email: VYNE@dfking.com
In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of materials?
If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
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You may submit another properly completed proxy with a later date.

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You may send a written notice that you are revoking your proxy to our Corporate Secretary at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.

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You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.
When are stockholder proposals due for next year’s Annual Meeting?
Stockholders intending to present a proposal at the 2022 annual meeting of stockholders for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) must submit the proposal to our Corporate Secretary at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807. Such proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and must be received by the Company no later than February 7, 2022.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting when such matter is not submitted for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act. Generally, notice of a nomination or proposal not submitted pursuant to Rule 14a-8 must be delivered to, or mailed and received at, our principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Accordingly, for our 2022 annual meeting of stockholders, notice of a nomination or proposal must be delivered to us no earlier than March 21, 2022 and no later than April 20, 2022. If the date of the annual meeting, however, is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered, or mailed and received not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public disclosure of the date of such meeting is first made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. We may refuse to acknowledge any stockholder proposal not made in compliance with the foregoing procedures.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in person, or by remote communication, if applicable, or represented by proxy at the Annual Meeting. On the Record Date, there were 51,387,385 shares outstanding and entitled to vote. Accordingly, 25,693,693 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions will be counted toward the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person, or by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting to another time or place.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.
Implications of being an “emerging growth company.”
We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no requirement to hold “say-on-pay” votes. We will remain an emerging growth company until the earlier of: (1) (a) December 31, 2023, (b) the last day of the fiscal year in which we have total annual gross revenue of at least $1.07 billion, or (c) the last day of the fiscal year in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.
Attending the Annual Meeting
The Annual Meeting will be held on July 19, 2021 at our corporate offices located at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807 and will begin promptly at 12:00 p.m. local time.
Stockholders of record must bring a form of photo identification so their share ownership can be verified. A beneficial owner holding shares in “street name” must also bring an account statement or letter from his or her bank or brokerage firm showing that he or she beneficially owns shares as of the close of business on the Record Date, along with a form of photo identification.
Due to concerns about the COVID-19 pandemic and to assist in protecting the health and well-being of our stockholders and employees, we are planning for the possibility that the annual meeting may be held by means of remote communication (i.e., a virtual-only meeting or a hybrid virtual/physical meeting). If we take this step, we will publicly announce the decision in a press release that will also be filed with the U.S. Securities and Exchange Commission as definitive additional soliciting material, and we will post the announcement and additional information on the Investor tab of our website, http://www.vynetherapeutics.com, as soon as practicable before the Annual Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Annual Meeting to confirm the status of the meeting before planning to attend in person. As always, we encourage you to vote your shares prior to the Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a staggered, three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.
The Board currently consists of seven seated directors, divided into the three following classes:
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Class I directors: Anthony Bruno, Elisabeth Sandoval and Steven Basta, whose current terms will expire at the annual meeting of stockholders to be held in 2022;

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Class II directors: Sharon Barbari and Rex Bright, whose current terms will expire at the annual meeting of stockholders to be held in 2023; and

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Class III directors: David Domzalski and Patrick LePore, whose current term will expire at the Annual Meeting.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.
Mr. Domzalski and Mr. LePore have been nominated to each serve as a Class III director and have each agreed to stand for election. Each director to be elected will hold office from the date of their election by the stockholders until the third subsequent annual meeting of stockholders or until his or her successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes cast at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH NAMED NOMINEE.
The following table sets forth, for the Class III nominees (who are currently standing for election) and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages as of the Record Date and office held within the Company:
Name(1)	Age	Office Held With the Company	Director Since
Class I Directors whose terms expire at the 2022 annual meeting of stockholders
Steven Basta	55	Director	2015
Anthony Bruno(2)(3)	65	Director	2020
Elisabeth Sandoval(3)(4)	59	Director	2019
Class II Directors whose terms expire at the 2023 Annual Meeting
Sharon Barbari(2)(3)(4)	66	Director	2020
Rex Bright(3)(4)	81	Director	2020
Class III Directors whose term expires at the Annual Meeting
David Domzalski	54	President, Chief Executive Officer and Director	2020
Patrick LePore(2)	66	Lead Independent Director	2020

(1)
In accordance with the Agreement and Plan of Merger, dated as of November 10, 2019, as amended on December 4, 2019, on March 9, 2020 (the “Merger Agreement”), Ms. Barbari and Messrs. Bright, Bruno and Domzalski were appointed to the Board. In addition, Dr. Stanley Hirsch was also appointed to the Board on March 9, 2020 in connection with the merger, but subsequently resigned from the Board on April 9, 2020.

(2)
Member of the Nominating and Corporate Governance Committee.

(3)
Member of the Compensation Committee.

(4)
Member of the Audit Committee.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.
Nominees for Election to a Three-Year Term Expiring at the 2024 Annual Meeting of Stockholders
David Domzalski is the Company’s President and Chief Executive Officer and also serves as a director. From July 2017 until March 9, 2020 (the “Closing Date”), the closing date of the merger transaction (the “Merger”) between Menlo Therapeutics Inc. and Foamix Pharmaceuticals Ltd. (“Foamix”), Mr. Domzalski served as the Chief Executive Officer of Foamix. He also served as a director of Foamix beginning in January 2018. Mr. Domzalski’s tenure with Foamix began in April 2014 when he served as President of its U.S. subsidiary. Prior to that, Mr. Domzalski was the Vice President of Sales and Marketing at LEO Pharma Inc. from 2009 to 2013. Mr. Domzalski holds a B.A. in economics and political science from Muhlenberg College in Allentown, Pennsylvania. We believe Mr. Domzalski is qualified to serve on our Board given his leadership position with the Company and Foamix, and his extensive experience in operating and leadership roles in the pharmaceutical industry.
Patrick LePore has served on our Board since September 2020 and was appointed as the lead independent director in February 2021. Mr. LePore served as Chairman, Chief Executive Officer and

President of Par Pharmaceutical Companies, Inc. until its sale to affiliates of TPG Capital in 2012. He remained as chairman of the company through its sale to Endo International in 2015. He began his career with Hoffmann-LaRoche. He later founded Boron, LePore & Associates, a medical communications company, which he took public in 1997 and was sold to Cardinal Health in 2002. Mr. LePore is currently Chairman of the Board of Lannett Co. Inc., Vice Chair of Matinas BioPharma and is a trustee of Villanova University. He previously served on the boards of PharMerica and Innoviva. Mr. LePore earned a bachelor’s degree from Villanova University and an M.B.A from Farleigh Dickinson University. We believe Mr. LePore is qualified to serve on our Board given his extensive experience as a senior level executive and board member for several companies in the pharmaceutical sector.
The Board unanimously recommends that stockholders vote “FOR” the election of each person nominated to serve a three-year term on the Board of Directors of VYNE.
Directors Continuing in Office Until the 2022 Annual Meeting of Stockholders
Steven Basta served as our President and Chief Executive Officer from September 2015 until the Closing Date and has served as a member of our Board since September 2015. Mr. Basta is currently the Chief Executive Officer of Mahana Therapeutics, a privately-held digital therapeutics company, and has served in that capacity since December 2020. From October 2011 until August 2015, Mr. Basta served as Chief Executive Officer of AlterG, a privately held medical device company. From November 2002 to February 2010, Mr. Basta served as Chief Executive Officer of BioForm Medical, a publicly listed medical aesthetics company acquired by Merz, and from February 2010 to September 2011 served as Chief Executive Officer of Merz Aesthetics, the successor to BioForm Medical. Mr. Basta is currently a board member of the publicly listed company, Viveve Medical (since September 2018) and serves as Chairman of the Board of Viveve (since January 2019). Mr. Basta previously served on the board of Carbylan Therapeutics from September 2009 to November 2016 when it was acquired by KalVista Pharmaceuticals. Mr. Basta served on the board of RF Surgical (acquired by Medtronic) from December 2013 to August 2015. Mr. Basta received a B.A. from The Johns Hopkins University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. We believe Mr. Basta is qualified to serve on our Board because of his extensive experience in leadership and management roles at various life sciences companies.
Anthony Bruno has served on our Board since the Closing Date and previously served as a director of Foamix from November 2018 until the Closing Date. Mr. Bruno is currently retired. He previously served as a strategic consultant to Foamix from 2014 until August 2018, and to various healthcare-focused investment funds from 2011 to January 2018. He was employed at Warner Chilcott from 2000 to 2011, most recently as Executive Vice President, with responsibility for all business development activities including product acquisitions and divestitures as well as licensing agreements. Mr. Bruno also spent 16 years at Warner Lambert, holding several positions of increasing strategic responsibility. Mr. Bruno began his legal career as an associate with Shearman & Sterling. Mr. Bruno holds a B.A. in Political Science from Syracuse University, and a J.D. from The George Washington University Law School. We believe Mr. Bruno is qualified to serve on our Board given his experience as an accomplished pharmaceutical executive with broad expertise in the legal, business development, and corporate development functions within the industry, as well as significant experience in product licensing and M&A transactions.
Elisabeth Sandoval has served as a member of our Board since March 2019. Ms. Sandoval currently serves as a consultant to the pharmaceutical industry. From September 2016 to April 2019, Ms. Sandoval served as the Chief Commercial Officer and Executive Vice President of Corporate Strategy of Alder Biopharmaceuticals, a public biopharmaceutical company, with primary responsibility for leading, developing and executing commercial strategy. Ms. Sandoval was also responsible for developing and leading medical affairs, investor relations, corporate communications and business development functions for Alder. Before joining Alder, Ms. Sandoval was Chief Commercial Officer for Kythera Biopharmaceuticals, a public biopharmaceutical company, where she led commercial strategy and execution, until Kythera’s acquisition by Allergan. Before Kythera, Ms. Sandoval was Vice President of Marketing for Bausch and Lomb Surgical. Prior to this position, Ms. Sandoval was Vice President of Global Marketing at Allergan. Ms. Sandoval also serves on the board of directors for Alastin Skincare, a privately held company. Ms. Sandoval began her career in research and development at Johnson & Johnson’s Ethicon division. She holds an M.B.A. from Pepperdine University and a B.S. in Biology from the University of California, Irvine. We believe that

Ms. Sandoval is qualified to serve on our Board because of her extensive background working in the dermatology industry and her experience in strategic planning, business transactions, sales operations and executive leadership.
Directors Continuing in Office Until the 2023 Annual Meeting of Stockholders
Sharon Barbari has served on our Board since the Closing Date and previously served as a director of Foamix from January 2019 until the Closing Date. She is currently retired. She previously served as the Executive Vice President of Finance and Chief Financial Officer of Cytokinetics Inc. from July 2009 to July 2017, and prior to then, she served as Senior Vice President of Finance and Chief Financial Officer from September 2004 through June 2009. From September 2002 to August 2004, Ms. Barbari served as Chief Financial Officer and Senior Vice President of Finance and Administration of InterMune, Inc., a biopharmaceutical company. From January 1998 to June 2002, she served at Gilead Sciences, Inc., a biopharmaceutical company, and held several positions of increasing responsibility, including most recently as its Vice President and Chief Financial Officer. Ms. Barbari has served on the board of directors of Sonoma Pharmaceuticals, Inc. since March 2014 and the Association of Bioscience Finance Officers since 2007. Ms. Barbari received a B.S. in Accounting from San Jose State University. The Board believes that Ms. Barbari’s long career as a senior financial executive and her leadership roles in various biotechnology and pharmaceutical companies provides broad experience and knowledge of the global pharmaceutical business and industry, as well as extensive accounting expertise, to the Board and to the Company.
Rex Bright has served on our Board since the Closing Date and previously served as a director of Foamix from January 2018 until the Closing Date. Mr. Bright is currently retired, but previously held chief executive officer positions in the health care industry for over 20 years. Mr. Bright was the co-founder and Chief Executive Officer of SkinMedica, a specialty pharmaceutical business that was later acquired by Allergan in 2012. Mr. Bright also held executive positions for Allergan, Johnson & Johnson and GlaxoSmithKline. Mr. Bright holds a B.A. in Business Administration and Marketing from Drury University. The Board believes that Mr. Bright’s extensive experience as an executive in the pharmaceutical industry, including in specialty pharmaceuticals, provides valuable insight of the pharmaceutical industry to the Board and to the Company.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has engaged PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the year ending December 31, 2021, and is seeking ratification of such selection by our stockholders at the Annual Meeting. Representatives of PwC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of PwC as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of PwC to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PwC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Principal Accountant Fees and Services
The following table provides information regarding the fees paid by us to PwC during the years ended December 31, 2020 and 2019.
	Year Ended December 31,
	2020	2019
	(In thousands)
Audit Fees(1)	$1,019	$428
Audit-related fees	5	—
Tax fees(2)	—	9
All other fees	5	—
Total Fees	$1,029	$437

(1)
Includes professional services rendered in connection with the audit of our annual financial statements, the review of our interim financial statements and fees for registration statements.

(2)
Includes professional services rendered in connection with assistance in preparation of applications to the Israel Tax Authorities.

Pre-Approval Policies and Procedures
Our Audit Committee’s specific responsibilities in carrying out its oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company include the approval of audit and non-audit services to be provided by the external auditor. The Audit Committee pre-approves all non-audit services provided to the Company during year.
The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm for the year ending December 31, 2021.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at https://vynetherapeutics.com/investors-media/corporate-goverance/. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management VYNE’s audited financial statements as of and for the year ended December 31, 2020.
The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP their independence and received from PricewaterhouseCoopers LLP the written disclosures and the letter required by applicable requirements of the PCAOB. Finally, the Audit Committee discussed with PricewaterhouseCoopers LLP, with and without management present, the scope and results of PricewaterhouseCoopers LLP’s audit of such financial statements.
Based on these reviews and discussions, the Audit Committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC. The Audit Committee also has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and is seeking ratification of such selection by the stockholders.
Audit Committee
Sharon Barbari, Chair
Rex Bright
Elisabeth Sandoval
The foregoing report of the Audit Committee does not constitute soliciting material and is not be deemed filed or incorporated by reference into any filing of VYNE Therapeutics Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent VYNE Therapeutics Inc. specifically incorporates such report by reference therein.

PROPOSAL NO. 3
APPROVAL OF AN INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
Currently, our authorized capital stock consists of 75,000,000 shares of common stock, par value $0.0001 per share and 20,000,000 shares of preferred stock, par value $0.0001 per share. As of the Record Date, the Company had 51,387,385 shares of common stock issued and outstanding, no shares of common stock held in treasury, and no shares of preferred stock issued and outstanding. Also, as of the Record Date, 375,940 shares of common stock were reserved for issuance under our 2018 Omnibus Incentive Plan, 952,856 shares of common stock were reserved for issuance under our 2019 Equity Incentive Plan and 2,304,097 shares of common stock were reserved for issuance under our 2019 Employee Share Purchase Plan. After deducting shares underlying outstanding equity awards and warrants, 14,079,798 of the authorized shares of common stock remain available for issuance.
In February 2021, the Company implemented a 1-for-4 reverse stock split in order to reduce the number of shares outstanding to a number more consistent with other companies with similar market capitalizations. The reverse stock split also resulted in a proportionate reduction in the total number of shares of the Company’s common stock that the Company is authorized to issue by a corresponding ratio. In May 2021, the Board determined that the increase in the number of shares of common stock was advisable and in the best interest of the Company and our stockholders for the reasons set forth below, and unanimously approved an amendment to Article IV of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 shares to 150,000,000 shares, subject to stockholder approval and adoption of the amendment. The proposed amendment would leave us with 89,079,798 shares of common stock authorized and unissued as of the Record Date.
The proposed amendment would provide us with the ability to issue common stock for a variety of corporate purposes. These could include issuances to raise cash to expand or otherwise invest in our business, for potential acquisitions and in connection with the issuance of shares under our equity incentive plans for our employees. Our Board believes that it is in the best interests of the stockholders for the Board to have the flexibility to issue additional shares of common stock in any of the above circumstances. The additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of activities, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuances(s) could proceed, except as provided under Delaware law or NASDAQ rules. For instance, under NASDAQ rules, shareholder approval is required for certain transactions, other than public offerings, involving the issuance of 20% or more of the total pre-transaction shares outstanding.
Any additional authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The proposed increase in the number of shares of common stock will not change the number of shares of stock outstanding, have any immediate dilutive effect or change the rights of current holders of our common stock. However, to the extent that the additional authorized shares of capital stock are issued in the future, these shares may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and may dilute earnings and book value on a per share basis. Stockholders do not have preemptive rights to acquire the common stock authorized by this amendment, which means that current stockholders do not have a prior right to purchase any new issue of capital stock in order to maintain their proportionate ownership of our common stock.
Although the issuance of additional shares of common stock could, in certain instances, discourage an attempt by another person or entity to acquire control of us, we have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes.
The Board has no present plans, arrangements or agreements to issue any of the proposed additional authorized shares of common stock. However, we review and evaluate potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of the Company and our stockholders.

If the amendment to the Amended and Restated Certificate of Incorporation is approved and adopted, as soon as practicable after the Annual Meeting, the Company will file the amendment to the Amended and Restated Certificate of Incorporation with the office of the Secretary of State of Delaware to reflect the increase in the authorized number of shares of our common stock. Upon approval and following such filing with the Secretary of State of Delaware, the amendment to the Amended and Restated Certificate of Incorporation will become effective on the date it is filed. The Board reserves the right to abandon or delay the filing of the amendment, even if it is approved and adopted by the stockholders. A copy of the proposed amendment is set forth in Annex A to this proxy statement, and we urge you to read Annex A in its entirety before casting your vote.
The affirmative vote of the holders of a majority of the voting power of the shares entitled to vote at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote against the amendment to the Amended and Restated Certificate of Incorporation. Banks, brokers and other nominees generally have discretionary authority to vote on this proposal, however, it is possible that brokers will not have discretionary authority with respect to such proposal. The Board urges stockholders to vote for this proposal as failure to obtain the vote of a majority of the voting power will limit the Company’s abilities to operate and execute on current and future business plans.
The Board unanimously recommends that stockholders vote “FOR” the approval and adoption of the amendment to VYNE’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 shares to 150,000,000 shares.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
The Board has documented our governance practices in our corporate governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The corporate governance guidelines set forth certain practices the Board will follow with respect to Board composition, Board committees, Board nomination, director qualifications and evaluation of the Board and committees. The corporate governance guidelines and the charter for each committee of the Board may be viewed at http:// https://vynetherapeutics.com/investors-media/corporate-goverance/.
Independence of the Board of Directors and its Committees
Under the rules of the Nasdaq Stock Market LLC, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the closing of our initial public offering. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee:   (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. We currently satisfy the audit committee independence requirements of Rule 10A-3. Additionally, compensation committee members must not have a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.
Our Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that each of our directors, except for Messrs. Basta and Domzalski, are an “independent director” as defined under the applicable rules and regulations of the SEC, and the listing requirements and rules of Nasdaq. In addition, the Board had previously determined that Dr. Stanley Hirsch, who resigned from the Board on April 9, 2020, was independent.
Leadership Structure of the Board
Our amended and restated bylaws and corporate governance guidelines provide our Board with flexibility to designate the position of Chairman of the Board, and if so, to combine or separate the positions of Chairman of the Board and Chief Executive Officer, or to appoint a lead director in accordance with its determination that utilizing a particular structure would be in the best interests of the Company.
Our Nominating and Corporate Governance Committee evaluated our leadership structure in 2021 and subsequently recommended that the Board appoint a lead independent director. Following such recommendation and a discussion by the full Board, our Board appointed Patrick LePore as lead independent director in February 2021. The Board determined that the appointment of a lead independent director is in the best interests of the Company and its stockholders as it strengthens the Board’s independence and commitment to strong governance practices.
Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Meetings of the Board of Directors
The Board met ten times during the fiscal year ended December 31, 2020. The Audit Committee met five times, the Compensation Committee met four times and the Nominating and Corporate Governance Committee met two times. Each member of the Board attended at least 75% of the aggregate number of meetings of our Board and each committee on which such director serves. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders, however attendance is not mandatory.
Committees of the Board of Directors
The Board has a standing Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. The Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below.
Name	Audit	Compensation	Nominating and Corporate Governance
David Domzalski	—	—	—
Sharon Barbari	X(1)	X	X
Steven Basta	—	—	—
Rex Bright	X	X(1)	—
Anthony Bruno	—	X	X(1)
Patrick LePore	—	—	X
Elisabeth Sandoval	X	X	—
Total meetings in 2020	5	4	2

(1)
Committee Chairperson

Below is a description of each committee of the board of directors.
Audit Committee
Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:
•
appoints our independent registered public accounting firm;

•
evaluates the independent registered public accounting firm’s qualifications, independence and performance;

•
determines the engagement of the independent registered public accounting firm;

•
reviews and approves the scope of the annual audit and the audit fee;

•
discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;

•
approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•
monitors the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;

•
is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•
reviews our critical accounting policies and estimates; and

•
reviews the Audit Committee charter and the committee’s performance at least annually.

The current members of our Audit Committee are Mses. Barbari and Sandoval and Mr. Bright, with Ms. Barbari serving as chairperson of the committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Ms. Barbari is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. Our Board has determined that Mses. Barbari and Sandoval and Mr. Bright are independent under the applicable rules of the SEC and Nasdaq.
The Audit Committee operates under a written charter that satisfies the applicable standards of the rules of the SEC and Nasdaq. A copy of the Audit Committee charter is available to security holders on our website at https://vynetherapeutics.com/investors-media/corporate-goverance/.
Compensation Committee
Our Compensation Committee oversees policies and makes determinations relating to compensation and benefits of our current and prospective officers, directors and employees. The Compensation Committee periodically evaluates the performance of our Company, and where appropriate, our officers, in light of the goals and objectives it has established, and determines and approves, or may recommend to the Board to approve, the bonus award, if any, payable to these officers. The Compensation Committee may establish compensation and make bonus awards to our chief executive officer directly or may make recommendations to the Board regarding compensation and bonus awards payable to our chief executive officer. Our Compensation Committee also reviews director compensation and makes recommendations to the Board regarding director compensation. The Compensation Committee also reviews and approves or makes recommendations to our Board regarding the issuance of stock options and other awards under our stock plans. The Compensation Committee will periodically review and evaluate the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.
The current members of our Compensation Committee are Messrs. Bright and Bruno and Mses. Barbari and Sandoval, with Mr. Bright serving as the chairperson of the committee. Our Board has determined that each of Messrs. Bright and Bruno and Mses. Barbari and Sandoval is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
Our executive officers submit proposals to the Board and the Compensation Committee regarding our executive compensation. Our Chief Executive Officer also annually reviews the performance of each executive officer and makes recommendations regarding their compensation. The Compensation Committee considers those recommendations in determining base salaries, adjustments to base salaries, annual cash bonus program targets and awards and equity awards, if any, for the executive officers and other members of senior management.
In 2020, the Compensation Committee retained the services of FW Cook to advise the committee on compensation adjustments for the 2020 calendar year as well as adjustments for 2021. The Compensation Committee has evaluated the independence of its outside advisors, including outside compensation advisor and legal counsel, considering the independence factors specified in the listing requirements of Nasdaq and concluded their work for the Compensation Committee does not raise any conflicts of interest.
The Compensation Committee operates under a written charter that satisfies the applicable standards of the rules of the SEC and Nasdaq. A copy of the Compensation Committee charter is available to security holders on our website at https://vynetherapeutics.com/investors-media/corporate-goverance/.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters.
The current members of our Nominating and Corporate Governance Committee are Messrs. Bruno and LePore and Ms. Barbari, with Mr. Bruno serving as the chairperson of the committee. Our Board has determined that each of Messrs. Bruno and LePore and Ms. Barbari is an independent director under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence. From March 2020 until November 4, 2020, Mr. Basta served as a member of the committee to provide an orderly transition in the Board’s governance following the Merger. Mr. Basta served as the Chief Executive Officer of the Company until the Closing Date and is therefore not independent under the applicable rules. However, pursuant to Nasdaq Rule 5605(e)(3), Mr. Basta was selected to serve on the Nominating and Corporate Governance Committee in March 2020 because the Board determined that Mr. Basta’s membership on the Nominating and Corporate Governance Committee, in this limited circumstance, was warranted and in the best interests of the Company and its stockholders because he would be able to provide substantial insight and guidance on corporate governance matters, director composition and succession planning given his former position as Chief Executive Officer of the Company and his many years of experience in the life sciences industry. During Mr. Basta’s service on the committee, the Nominating and Corporate Governance Committee was composed of two independent directors in addition to Mr. Basta and Mr. Basta was neither a current executive officer nor employee of the Company at the time of his appointment to the Nominating and Corporate Governance Committee, nor a family member of any current executive officer of the Company. On November 4, 2020, Mr. Basta transitioned off of the committee and the Board elected to add Mr. LePore, who qualifies as an independent director under applicable Nasdaq rules and regulations.
The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Nominating and Corporate Governance Committee charter is available to security holders on our website at https://vynetherapeutics.com/investors-media/corporate-goverance/.
Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:
•
the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•
the candidate’s experience as a board member of another publicly held company;

•
the candidate’s professional and academic experience relevant to the Company’s industry;

•
the strength of the candidate’s leadership skills;

•
the candidate’s experience in finance and accounting and/or executive compensation practices; and

•
whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable.

Currently, our Nominating and Corporate Governance Committee and Board evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience and backgrounds. The Nominating and Corporate Governance Committee will consider individuals who are properly proposed by stockholders to serve on the Board in accordance with laws and regulations established by the SEC and the Nasdaq listing requirements, our bylaws and applicable corporate law, and make recommendations to the Board regarding such individuals based on the established criteria for members of our Board. The Nominating and Corporate Governance Committee may consider in the future whether we should adopt a more formal policy regarding stockholder nominations.
For a stockholder to make any nomination for election to the Board at an annual meeting, the stockholder must provide us with notice, which notice must be delivered to, or mailed and received at, our principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not later than 90 days prior to the date of the annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct interests in shares of our common stock, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated to date, which is available, without charge, from our corporate secretary, at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.
Messrs. Domzalski and LePore, who were first appointed to our Board in March and September of 2020, respectively, have been identified as nominees for the Board by Mr. Domzalski, our Chief Executive Officer, and by the non-management directors, and recommended to the nominating and corporate governance committee and later approved by our Board.
Compensation Committee Interlocks and Insider Participation
As noted above, our Compensation Committee consists of Messrs. Bright and Bruno and Mses. Barbari and Sandoval. None of the members of our Compensation Committee is or has at any time been one of our officers or employees. None of our executive officers currently serves or in the past year has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Stockholder Communications with the Board of Directors
The Board will consider any written or electronic communication from our stockholders to the Board, a committee of the Board or any individual director. Any stockholder who wishes to communicate to the Board, a committee of the Board or any individual director should submit written or electronic communications to our corporate secretary at our principal executive offices, which shall include contact information for such stockholder. All communications from stockholders received shall be forwarded by our secretary to the Board, a committee of the Board or an individual director, as appropriate, on a periodic basis, but in any event no later than the Board’s next scheduled meeting. The Board, a committee of the Board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our secretary.
Prohibition on Margin Accounts and Hedging and Similar Transactions
Our employees and directors are subject to an insider trading policy that, among other things, prohibits them from holding Company securities in a margin account or pledging Company securities as collateral for a loan. In addition, our insider trading policy prohibits employees and directors from engaging in put or call options, short selling, or similar hedging activities involving our stock. We prohibit these transactions because they may reduce the individual’s incentive to improve our performance, focus the individual on short-term performance at the expense of long-term objectives, and misalign the individual’s interests with those of our stockholders generally.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Party Transactions
Our board of directors has adopted a written related person transaction policy effective in January 2018, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.
Certain Related Party Transactions
The following is a description of transactions during our last fiscal year and the year preceding our last fiscal year to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Credit Agreement
The Company is a party to the Amended and Restated Credit Agreement and Guaranty (the “Credit Agreement”), dated as of March 9, 2020, by and among the Company and its subsidiaries, the lenders party thereto and Perceptive Credit Holdings II, LP (“Perceptive”), as administrative agent for the lenders. As of December 31, 2020, there was approximately $35.0 million outstanding under the Credit Agreement. Loans under the Credit Agreement bear interest equal to the sum of (A) 8.25% (subject to increase in accordance with the terms of the Credit Agreement) plus (B) the greater of (x) the one-month LIBOR as of the second business day immediately preceding the first day of the calendar month or the date of borrowing (if such loan is not outstanding as of the first day of the calendar month), as applicable, and (y) 2.75%. For the year ended December 31, 2020, the Company paid approximately $3.9 million in interest payments to the lenders under the Credit Agreement, including approximately $2.0 million to Perceptive. In addition, $0.4 million of interest payments were paid to Perceptive from July 29, 2019, the effective date of the original Credit Agreement, through December 31, 2019. Affiliates of Perceptive beneficially own approximately 11.2% of our outstanding common stock.
Investors’ Rights Agreements
Prior to the Company’s IPO, the Company entered into a second amended and restated investors’ rights agreement with the purchasers of the Company’s preferred stock (which converted to common stock in our IPO). Certain of our former directors were affiliated with certain of the purchasers. The investors’ rights agreement is no longer effective.
Director and Executive Officer Compensation
Please see “Director Compensation” and “Executive Compensation” for information regarding the compensation of our directors and executive officers.
Employment Agreements
We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation — Narrative to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End.”

Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into or intend to enter into indemnification agreements with each of our directors and executive officers. These agreements require us to, among other things, indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

DIRECTOR COMPENSATION
Set forth below is a summary of the compensation paid to the non-executive members of the Board during 2020. In addition, our Compensation Committee approved adjustments to our director compensation program for 2021. A summary of these changes is set forth below.
Initial Equity Grants.   During 2020, each non-employee director who joined the Board received an initial grant of options to purchase 45,000 (or 11,250, as adjusted for the reverse stock split) shares of our common stock. In February 2021, our Compensation Committee approved an adjustment to our director compensation program to increase the equity awards for director compensation such that each non-employee director who joins the Board will receive options to purchase 41,000 shares of our common stock, representing two times (2x) the annual grant described below. The options will vest and become exercisable as to 1/3rd of the shares on each anniversary of the date of grant, subject to the director’s continued service to the Company through each applicable vesting date.
Annual Retainers.   Each of our non-employee directors receives an annual cash retainer of $40,000, payable quarterly. During 2020, each non-employee director who had served as a director on our Board or on the Board of Foamix for at least six months received an annual retainer for service in such capacity, consisting of options to purchase common stock, which vest quarterly over one year. On the date of our 2020 annual meeting of stockholders, our non-executive directors were granted options to purchase 22,500 (or 5,625 as adjusted for the reverse stock split) shares of our common stock. In February 2021, our Compensation Committee approved an adjustment to our director compensation program such that each non-executive director who has served as a director on our Board for at least six months will be granted options to purchase 20,500 shares of our common stock on the date of our annual meeting of stockholders. The options will vest over a 12 month period in equal, monthly installments. In addition to the annual cash retainer set forth above, each of our non-employee directors receive fees for their service as a member or chair of a committee of our Board as set forth in the table below:
Additional annual retainer fees for service as a member or chair of the following committees (with chair fees inclusive of fees for service as a member):	2020		2021
	Member	Chair	Member	Chair
Audit Committee	$8,000	$16,000	$10,000	$20,000
Compensation Committee	$6,000	$12,000	$7,500	$15,000
Nominating and Corporate Governance Committee	$4,000	$8,000	$5,000	$10,000
In addition, if a non-employee director is appointed to serve in a leadership position on the Board, he or she will be entitled to receive additional annual cash compensation of $40,000 for a non-employee chair or $25,000 for a lead independent director. In February 2021, Mr. LePore was appointed to serve as the Company’s lead independent director and is entitled to receive an additional annual cash retainer of $25,000 for his service.
The exercise price per share of each option granted under this policy will be equal to the per share fair market value of our stock on the date of grant. Each such option will have a term of ten years from the date of grant, subject to earlier termination in connection with a termination of the non-employee director’s service with us. In the event of a change of control transaction, any unvested portion of an equity award granted under this policy will fully vest and become exercisable immediately prior to the effective date of such transaction, subject to the non-employee director’s continuous service with us on the effective date of such transaction. Cash retainers will be paid on a quarterly basis in arrears, pro-rated based on the days served in the applicable fiscal quarter. In addition, none of our non-employee directors shall in any event be permitted to receive cash and equity-based compensation (calculated based on grant date fair value) exceeding, in the aggregate, $500,000 in any calendar year.
Our director compensation policy was adopted by our Compensation Committee in consideration of a number of factors, including its assessment of a director compensation report from FW Cook, which our Compensation Committee engaged to prepare a competitive assessment of non-employee director compensation. The FW Cook report delivered to our Compensation Committee in February 2021 recommended a director compensation program based on the median of a comparator group.

Following the Closing Date, the Company issued 11,250 stock options to each of Mses. Barbari and Sandoval and Messrs. Basta, Bright and Bruno. The options have an exercise price of $10.68 and vest and become exercisable as to 1/3rd of the shares on each anniversary of the date of grant, subject to the director’s continued service to the Company through each applicable vesting date. In addition, each of the foregoing directors was issued options to purchase 5,625 shares of our common stock on August 3, 2020, the date of our 2020 annual meeting of stockholders. These options have an exercise price of $6.88 and vest over a 12 month period in equal, quarterly installments, ending August 3, 2021.
Mr. LePore joined the Board on September 10, 2020 and received an initial equity grant of options to purchase 11,250 shares of our common stock with an exercise price of $5.84. The options will vest and become exercisable as to 1/3rd of the shares on each anniversary of the date of grant, subject to Mr. LePore’s continued service to the Company through each applicable vesting date.
The vesting of each stock option held by our non-employee directors will accelerate in full upon a change in control.
We also reimburse all of our non-employee directors for all reasonable and customary business expenses in accordance with company policy.
Prior to the Closing Date, the members of our Board were Steven Basta, Paul Berns, Ted Ebel, David McGirr, Elisabeth Sandoval and Scott Whitcup. All awards held by the foregoing individuals in respect of their service to the Company were accelerated as of the Closing Date in accordance with the terms of their awards. Messrs. McGirr, Berns, Ebel and Whitcup resigned from the Board on the Closing Date and any options not exercised as of March 9, 2021 were forfeited.
Director Compensation Table
The following table sets forth information for the fiscal year ended December 31, 2020 regarding the compensation awarded to, earned by or paid to our non-executive directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total Compensation ($)
Sharon Barbari(2)	$53,704	$97,148	$150,852
Steven Basta(2)	$35,803	$97,148	$132,951
Rex Bright(2)	$48,822	$97,148	$145,970
Anthony Bruno(2)	$43,940	$97,148	$141,088
Patrick LePore(3)	$12,384	$39,015	$51,399
Elisabeth Sandoval(4)	$52,660	$97,148	$149,808
Paul Berns(5)	$9,857	—	$9,857
Ted Ebel(5)	$11,374	—	$11,374
David McGirr(5)	$11,753	—	$11,753
Scott Whitcup(5)	$9,099	—	$9,099
Stanley Hirsch(6)	—	—	—

(1)
Represent the grant date fair value of the stock options granted by the Company to our directors during 2020 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value are set forth in Note 13 to the financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 4, 2021.

(2)
Joined the Board as a non-executive director on the Closing Date. Accordingly, fees earned or paid in cash represents payments from March 9, 2020 through December 31, 2020.

(3)
Joined the Board on September 10, 2020. Accordingly, fees earned or paid in cash represents payments from September 10, 2020 through December 31, 2020.

(4)
Fees earned or paid in cash includes payments for the full year ended December 31, 2020.

(5)
Resigned from the Board on the Closing Date. Accordingly, fees earned or paid in cash represents payments from January 1, 2020 through March 9, 2020.

(6)
Dr. Hirsch was appointed to the Board on the Closing Date but subsequently resigned due to personal reasons on April 9, 2020. However, he remained as a director of the Company’s Israeli subsidiary until March 9, 2021 to assist with integration activities following the Merger and our corporate restructuring. For services rendered as a director of the Israeli subsidiary, Dr. Hirsch received $48,000, paid in equal quarterly installments. In addition, all options that were unvested as of March 9, 2021 were accelerated as of that date. All unexercised stock options expire on June 7, 2021.

As of December 31, 2020, our non-employee directors held the following equity awards:
Name	Shares Underlying Outstanding Options(1)	Shares Underlying Outstanding RSUs(1)
Sharon Barbari	20,367	—
Steven Basta	216,200	—
Rex Bright	89,380	—
Anthony Bruno	16,875	597
Patrick LePore	11,250	—
Elisabeth Sandoval	28,124	—

(1)
On April 3, 2020, the equity awards issued to Ms. Barbari and Messrs. Bright and Bruno prior to the Closing Date in respect of services rendered as directors of Foamix prior to the Merger were proportionately adjusted to reflect the final fixed exchange ratio in the Merger, following the conversion of the contingent stock rights. Accordingly, the number of shares underlying the Foamix options and restricted stock units that were held by each of them prior to the Merger that was assumed by the Company in the Merger was multiplied by the fixed exchange ratio of 1.8006, and the exercise price for each Foamix option was divided by 1.8006.

EXECUTIVE OFFICERS
The following table sets forth information regarding our current executive officers:
Name	Age	Position(s)
David Domzalski	54	President, Chief Executive Officer and Director
Andrew Saik*	51	Chief Financial Officer and Treasurer
Mutya Harsch	46	General Counsel, Chief Legal Officer and Secretary
Iain Stuart	48	Chief Scientific Officer
Matthew Wiley	49	Chief Commercial Officer

*
Mr. Saik will resign from the Company effective as of June 18, 2021.

David Domzalski.   For Mr. Domzalski’s business experience, see “Nominees for Election to a Three-Year Term Expiring at the 2024 Annual Meeting of Stockholders” above.
Andrew Saik is the Company’s Chief Financial Officer and Treasurer. He previously served as the Chief Financial Officer and a director of PDS Biotechnology Corporation (“PDS”), a clinical stage immuno-oncology company, from March 2019 until March 2020. Prior to joining PDS, Mr. Saik served as the Chief Financial Officer of Edge Therapeutics, Inc. (“Edge”) from October 2017 until its merger with PDS in March 2019. Prior to joining Edge, Mr. Saik served as CFO at Vertice Pharma, LLC from August 2015 until July 2017 and at Auxilium Pharmaceuticals, Inc. from August 2014 to April 2015. From February 2013 to August 2014, Mr. Saik was Senior Vice President, Finance and Treasurer at Endo Health Solutions, Inc. (“Endo”). Prior to Endo, Mr. Saik served in senior financial management roles with increasing responsibility at Valeant Pharmaceuticals International, including Senior Vice President, Finance and CFO of the Specialty Pharmaceuticals Business. Mr. Saik holds a Master of Business Administration from the University of Southern California and a Bachelor of Arts from the University of California, Los Angeles.
Iain Stuart, Ph.D. is the Company’s Chief Scientific Officer. From January 2019 until the Closing Date, Dr. Stuart served as the Chief Scientific Officer of Foamix. Dr. Stuart previously served as Foamix’s Senior Vice President of Research & Development from August 2017 to January 2019 and as Vice President of Clinical Development from October 2016 to 2017. Prior to joining Foamix, Dr. Stuart held several positions, including Vice President of Medical Strategy and Scientific Affairs, at LEO Pharma, Inc. from 2008 to 2016. Dr. Stuart holds a Ph.D. from Glasgow Caledonian University in Scotland.
Mutya Harsch is the Company’s Chief Legal Officer, General Counsel and Secretary. From January 2019 until the Closing Date, Ms. Harsch served as the General Counsel and Chief Legal Officer of Foamix. She previously served as Foamix’s General Counsel and Senior Vice President of Legal Affairs from January 2018 to January 2019. Ms. Harsch has over 20 years of legal experience, previously holding positions as Special Counsel, Mergers & Acquisitions at Cooley LLP from 2015 to 2017 and as a corporate lawyer at Davis Polk & Wardwell from 2005 to 2015. Ms. Harsch received her J.D. and B.A. from the University of California at Berkeley.
Matthew Wiley is the Company’s Chief Commercial Officer. From November 2018 until the Closing Date, Mr. Wiley served as the Chief Commercial Officer of Foamix. Mr. Wiley has more than 20 years of commercial experience across a broad range of specialty pharmaceutical categories. Prior to joining Foamix, Mr. Wiley held several positions of increasing responsibility at Jazz Pharmaceuticals from 2012 to 2018, including as Vice President of Marketing and Business Unit Lead for the company’s sleep disorder portfolio. He holds a B.A. in English from Syracuse University.

EXECUTIVE COMPENSATION
The following is a discussion of compensation arrangements of our named executive officers, or NEOs. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Our NEOs for the year ended December 31, 2020 were:
•
David Domzalski, President and Chief Executive Officer;

•
Steven Basta, former President and Chief Executive Officer;

•
Andrew Saik, Chief Financial Officer and Treasurer; and

•
Mutya Harsch, Chief Legal Officer, General Counsel and Secretary.

Summary Compensation Table
The following table sets forth the compensation information for our NEOs for the years ended December 31, 2020 and 2019. Mr. Domzalski and Ms. Harsch were executives of Foamix prior to the Merger and were appointed as executives of the Company as of the Closing Date. Mr. Saik was appointed as the Company’s Chief Financial Officer on March 23, 2020. Mr. Basta was terminated from his position as President and Chief Executive Officer of the Company effective as of the Closing Date.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total Compensation ($)
David Domzalski	2020	500,500	277,200	1,326,000	756,908	11,400	2,872,008
President and Chief Executive Officer	2019	—	—	—	—	—	—
Steven Basta	2020	118,048	64,926	—	—	1,431,968	1,614,942
Former President and Chief Executive Officer	2019	598,000	305,877	974,304	—	—	1,878,181
Andrew Saik(5)	2020	309,722	112,500	644,000	470,315	—	1,536,537
Chief Financial Officer and Treasurer	2019	—	—	—	—	—	—
Mutya Harsch	2020	318,669	117,662	292,500	166,965	11,400	907,196
Chief Legal Officer, General Counsel and Secretary	2019	—	—	—	—	—	—

(1)
For Mr. Domzalski and Ms. Harsch, this amount reflects base salary paid from the Closing Date through December 31, 2020. For Mr. Basta, the amount for 2020 reflects his base salary paid from January 1, 2020 through the Closing Date. For Mr. Saik, this amount reflects base salary paid from his commencement of employment on March 23, 2020 through December 31, 2020.

(2)
For Mr. Domzalski and Ms. Harsch, this amount reflects a cash bonus payment for the full year ended December 31, 2020. For Mr. Basta, this amount reflects his pro rata cash bonus payment for 2020 for his services from January 1, 2020 through the Closing Date. For Mr. Saik, this amount reflects a pro rata cash bonus payment in respect of his performance from March 23, 2020, his first day with the Company, through December 31, 2020.

(3)
Represent the grant date fair value of the restricted stock units and stock options granted by the Company to our named executive officers during 2020 and 2019 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value are set forth in Note 13 to the financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 4, 2021.
(4)
For Mr. Domzalski and Ms. Harsch, this amount consists of employer contributions to each individual’s 401(k) plan. For Mr. Basta, this amount includes a severance payment in the amount of one and a half times (1.5x) the sum of his annual base salary and target bonus, plus the value of health and welfare benefit continuation for eighteen (18) months following Mr. Basta’s departure from the Company on the Closing Date, pursuant to his Offer Letter.

(5)
Mr. Saik will resign from the Company effective as of June 18, 2021.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth all outstanding equity awards held by each of the named executive officers as of December 31, 2020.
		Option Awards(1)				Share Awards(1)
Name	Vesting Commencement Date(2)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested (3)($)
David Domzalski	6/9/2014	8,440	—	17.76	6/9/2024	—	—
	11/10/2015	106,600	—	15.88	11/10/2025	—	—
	3/1/2016	27,009	—	13.44	3/1/2026	—	—
	2/21/2017	30,121	2,005	22.72	2/21/2027	668	4,222
	8/8/2017	119,863	27,660	12.80	8/8/2027	6,912	43,684
	5/8/2018	21,724	9,870	11.28	5/8/2028	3,287	20,774
	1/1/2019	33,676	43,296	8.40	1/1/2029	18,553	117,255
	2/24/2020	—	108,446	8.96	2/24/2030	46,477	293,735
	5/6/2020	—	169,999	7.80	5/6/2030	170,000	1,074,400
Steven Basta(4)	2/2/2016	89,411	—	7.34	2/2/2026	—	—
	8/24/2017	21,227	—	19.31	8/24/2027	—	—
	5/3/2018	53,212	—	33.96	5/3/2028	—	—
	12/10/2018	35,475	—	22.04	12/10/2028	—	—
	3/19/2020	—	11,250	10.68	3/19/2030	—	—
	8/3/2020	1,407	4,218	6.88	8/3/2020	—	—
Andrew Saik(5)	3/23/2020	—	24,999	12.52	3/23/2030	12,500	79,000
	5/6/2020	—	62,499	7.80	5/6/2030	62,500	395,000
Mutya Harsch	2/27/2018	15,476	7,031	14.12	2/27/2028	3,513	22,202
	1/1/2019	13,847	17,797	8.40	1/1/2029	7,626	48,196
	2/24/2020	—	43,378	8.96	2/24/2030	18,590	117,489
	5/6/2020	—	37,499	7.80	5/6/2030	37,500	237,000

(1)
On April 3, 2020, the equity awards issued to Mr. Domzalski and Ms. Harsch prior to the Closing Date in respect of services rendered as executives of Foamix were proportionately adjusted to reflect the final exchange ratio in the Merger, following the conversion of the contingent stock rights. Accordingly, the number of shares underlying the Foamix options and restricted stock units that were assumed by the Company in the Merger were multiplied by 1.8006, and the exercise price for each Foamix option was divided by 1.8006.

(2)
These equity awards vest over a four year period, with 25% vesting on the first anniversary of the last day of the quarter in which the grant was made, and 6.25% every quarter thereafter.

(3)
The market value is based on the closing price of our common stock on December 31, 2020.

(4)
Any unvested options granted to Mr. Basta prior to the Closing Date were accelerated as of the Closing Date. The options granted on March 19, 2020, which were granted in respect of his appointment to the Board following the Merger, will vest and become exercisable as to 1/3rd of the shares subject to the option on each annual anniversary of the date of grant, subject to continued service on the Board. The options granted on August 3, 2020, which were granted in respect of his service on the Board, vest over a 12 month period in equal, quarterly installments, subject to continued service on the Board.

(5)
Mr. Saik will resign from the Company effective as of June 18, 2021. Any unvested awards as of such date will be forfeited and Mr. Saik will have 90 days from such date to exercise any vested stock options.

Compensation Arrangements with Named Executive Officers
We have entered into agreements with each of our named executive officers in connection with his or her employment with us. These agreements set forth the terms and conditions of employment of each NEO, including base salary, initial equity award grants and standard employee benefit plan participation. Our Board or the Compensation Committee reviews each NEO’s base salary and other compensation from time to time to ensure compensation adequately reflects the NEO’s qualifications, experience, role and responsibilities. The following summaries of the compensation arrangements do not purport to be complete and are qualified in their entirety by reference to each agreement, each of which has been filed with the SEC.
David Domzalski, President and Chief Executive Officer
The terms of Mr. Domzalski’s employment are governed by his Offer Letter, dated as of March 25, 2020. Under his Offer Letter, Mr. Domzalski’s annualized base salary for 2020 was $616,000, which was increased to $637,560 in February 2021 by the Compensation Committee. Mr. Domzalski is also eligible to receive an annual cash target bonus of up to 60% of his base salary, up to the maximum bonus opportunity allowable under the applicable annual bonus plan or program in effect from time to time (such maximum bonus opportunity currently being 200% of the target bonus), subject to the achievement of both personal and Company performance criteria determined by the Board or the Compensation Committee. For 2020, Mr. Domzalski’s eligibility to receive his target bonus was subject to the following key performance criteria: (i) the achievement of certain product development objectives, including reaching launch forecasts for AMZEEQ and obtaining NDA approval for ZILXI; (ii) the achievement of certain pipeline objectives, including obtaining successful Phase 3 results for serlopitant for the treatment of prurigo nodularis and Phase 2 results for FCD105 for the treatment of acne vulgaris; (iii) the achievement of certain organizational objectives, including the successful completion of the merger between Menlo Therapeutics and Foamix and the integration of the two companies; and (iv) the achievement of certain financial objectives, including managing operations within the Board-approved operating plan (collectively, the “2020 Performance Assessment”). Based on the 2020 Performance Assessment, the Compensation Committee approved a cash bonus for Mr. Domzalski in the amount of $277,200, representing 75% of his target bonus for 2020.
On May 6, 2020, the Company granted Mr. Domzalski 170,000 restricted stock units and 170,000 stock options with an exercise price of $7.80 per share. These awards are scheduled to vest over four years, with 25% vesting on June 30, 2021 and 6.25% every three months thereafter, ending on June 30, 2024.
Mr. Domzalski’s Offer Letter provides that if Mr. Domzalski’s employment is terminated by the Company without Cause or he resigns for Good Reason (each as defined below), then, subject to his execution and non-revocation of a release of claims, Mr. Domzalski will be entitled to receive (i) a severance payment equal to 100% of his annual base salary then in effect, (ii) continued participation in medical benefit plans at active employee rates for 12 months following the date of termination and (iii) full accelerated vesting of all of outstanding and unvested stock options and restricted stock units on the date of termination, with such stock options remaining exercisable for 90 days following the date of termination.
If Mr. Domzalski’s employment is terminated by the Company without Cause or he resigns for Good Reason, in each case, within 12 months following a Change in Control (as defined in the 2019 Equity Incentive

Plan), then, subject to his execution and non-revocation of a release of claims, Mr. Domzalski will be entitled to receive (i) a severance payment equal to 1.5 times the sum of his base salary and target bonus for the year of termination, (ii) a prorated target annual bonus payment for the year of termination, (iii) continued participation in medical benefit plans at active employee rates for 18 months following the date of termination and (iv) full accelerated vesting of all of outstanding and unvested stock options and restricted stock units on the date of termination, with such stock options remaining exercisable for 90 days following the date of termination.
For purposes of Mr. Domzalski’s Offer Letter:
“Cause” means (1) the executive’s commission of an act of fraud or dishonesty in the course of his employment hereunder; (2) the executive’s indictment, conviction or entering of a plea of nolo contendere for a crime constituting a felony; (3) the executive’s gross negligence or willful misconduct in connection with his employment; (4) the executive’s willful and continued failure to substantially perform his duties; (5) the executive’s breach of any of the restrictive covenants; or (6) a material breach of this agreement or any other agreement, plan or arrangement by and between the executive and the Company or any of its subsidiaries and affiliates or any policy of the Company or any of its subsidiaries and affiliates by the executive.
“Good Reason” means (i) a material diminution in the executive’s base salary or target bonus (provided that failure to earn a bonus equal to or in excess of the target bonus by reason of failure to achieve applicable performance goals shall not be deemed Good Reason); (ii) a material diminution of the executive’s position, responsibilities, duties or authorities from those in effect as of the effective date; (iii) any change in reporting structure such that the executive is required to report to someone other than the Board; (iv) any material breach by the Company of its obligations under this agreement; or (v) a change in the executive’s primary work location that increases the executive’s commute by more than 50 miles. Executive shall provide notice of the existence of the Good Reason condition within 30 days of the date executive learns of the condition, and the Company shall have a period of thirty 30 days during which it may remedy the condition, and in case of full remedy such condition shall not be deemed to constitute Good Reason.
Steven Basta, Former President and Chief Executive Officer
The compensation paid to Mr. Basta, our former President and Chief Executive Officer, reflects the terms of his Offer Letter, dated as of August 15, 2017, as amended on May 3, 2018, as well as his Separation Agreement, effective as of March 9, 2020. The Merger qualified as a “change in control” under Mr. Basta’s Offer Letter. Accordingly, upon his termination, he became entitled to a lump sum payment equal to one and a half times (1.5x) the sum of his annual base salary and target bonus, a pro-rata target bonus for the year of termination and eighteen (18) months of Company-paid COBRA premiums.
In addition, the restricted stock units held by Mr. Basta were accelerated on December 11, 2019 in order to mitigate potential negative tax consequences to the Company and Mr. Basta under Sections 280G and 4999 of the Internal Revenue Code. The stock options held by Mr. Basta prior to the Closing Date were accelerated on the Closing Date. Such options will remain outstanding and exercisable until the earlier to occur of (a) the first anniversary of the date upon which Mr. Basta no longer serves on the Board, if his service is terminated within twelve months of the Closing Date, (b) the expiration of the relevant exercise period under the applicable option agreement if his service is terminated after March 9, 2021 or (c) the original expiration date of the applicable option.
Andrew Saik, Chief Financial Officer and Treasurer
The terms of Mr. Saik’s employment are governed by his Offer Letter, dated as of April 7, 2021. Under his Offer Letter, Mr. Saik’s annual base salary for 2020 was $400,000, pro-rated for his starting date of March 23, 2020. In February 2021, the Compensation Committee approved an increase to Mr. Saik’s annual base salary to $410,500. Mr. Saik is also eligible to receive an annual cash bonus with a target amount equal to 50% of his annual base salary. His eligibility for such annual bonus, and the amount of such annual bonus, will be subject to his achievement of performance targets and milestone criteria, as determined by the Chief Executive Officer, in accordance with our current general bonus plan. Based on the 2020 Performance Assessment, the Compensation Committee approved a cash bonus for Mr. Saik in the amount of $112,500, representing 75% of his target bonus for 2020, pro-rated for his start date of March 23, 2020.

On March 23, 2020, Mr. Saik was granted an initial equity award of 12,500 restricted stock units and 25,000 stock options with an exercise price of $12.52 per share. These awards are scheduled to vest over four years, with 25% vesting on March 31, 2021 and 6.25% every three months thereafter, ending on March 31, 2024. In addition, on May 6, 2020, the Company granted Mr. Saik 62,500 restricted stock units and 62,500 stock options with an exercise price of $7.80 per share. These awards are scheduled to vest over four years, with 25% vesting on June 30, 2021 and 6.25% every three months thereafter, ending on June 30, 2024. Any unvested awards as of June 18, 2021, Mr. Saik’s resignation date, will be forfeited and Mr. Saik will have 90 days from such date to exercise any vested options.
Mr. Saik’s Offer Letter also contains customary confidentiality, non-competition and non-solicitation covenants.
Mutya Harsch, Chief Legal Officer, General Counsel and Secretary
The terms of Ms. Harsch’s employment are governed by her Offer Letter, dated as of April 7, 2021. Ms. Harsch’s annualized base salary for 2020 was $392,208, which was increased to $405,935 in February 2021 by the Compensation Committee. Ms. Harsch is also eligible to receive an annual target bonus of up to 40% of her annual base salary. Her eligibility for such annual target bonus, and the amount of such annual target bonus, will be subject to her achievement of performance targets and milestone criteria, as determined by the Chief Executive Officer, in accordance with our current general bonus plan. Based on the 2020 Performance Assessment, the Compensation Committee approved a cash bonus for Ms. Harsch in the amount of $117,662, representing 75% of her target bonus for 2020.
On May 6, 2020, the Company granted Ms. Harsch 37,500 restricted stock units and 37,500 stock options with an exercise price of $7.80 per share. These awards are scheduled to vest over four years, with 25% vesting on June 30, 2021 and 6.25% every three months thereafter, ending on June 30, 2024.
The Offer Letter provides that, in the event of a termination of her employment without Cause (as defined in the 2019 Equity Incentive Plan), subject to Ms. Harsch’s execution of a release of claims, Ms. Harsch will receive (i) a lump sum severance payment equal to 75% of her base salary then in effect and (ii) continued healthcare plan coverage at active employee rates for nine (9) months following the date of termination, provided that the Company’s obligation under clause (ii) shall terminate on the earlier of (x) the date on which she enrolls in a group health plan offered by another employer and (y) the date on which she is no longer eligible for continuation coverage under COBRA.
In addition, if Ms. Harsch’s employment is terminated by the Company without Cause or she terminates her employment with Good Reason within the twelve month period after a Change of Control (as defined in the 2019 Equity Incentive Plan), she will be entitled to receive a change of control payment equal to (i) one times (1.0x) the sum of her then current base salary plus her target bonus, (ii) her pro rata target bonus for the year of termination, and (iii) continued healthcare plan coverage at active employee rates for twelve (12) months following the date of termination, provided that the Company’s obligation under clause (iii) shall terminate on the earlier of (x) the date on which she enrolls in a group health plan offered by another employer and (y) the date on which she is no longer eligible for continuation coverage under COBRA. In addition, in the event of such a termination, all of Ms. Harsch’s unvested stock options and restricted stock units will become fully vested.
For purposes of Ms. Harsch’s Offer Letter, “Good Reason” means: (i) a material reduction in base salary; (ii) a material reduction in target annual bonus opportunity; (iii) a relocation of principal place of employment by more than twenty-five (25) miles provided that such relocation increases the daily commute; or (iv) an adverse change in position, including title, reporting relationship(s), authority, duties or responsibilities; all of the above without consent.
Ms. Harsch’s Offer Letter also contains customary confidentiality, non-competition and non-solicitation covenants.
Terms and Conditions of 401(k) Plan
We participate in a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual Internal Revenue Code (the “Code”) limits. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.
Employee Benefits and Perquisites
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance and life insurance. In addition, all of our employees are eligible to participate in our Employee Share Purchase Plan, which allows them to purchase shares of our common stock at a 15% discount to prevailing market prices, subject to certain terms and conditions. We do not provide our NEOs with perquisites or other personal benefits, other than the retirement, health and welfare benefits that apply uniformly to all of our employees.

INFORMATION ABOUT STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information relating to the beneficial ownership of our common stock as of May 17, 2021, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after May 17, 2021 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.
The percentage of shares beneficially owned is computed on the basis of 51,386,596 shares of our common stock outstanding as of May 17, 2021. Shares of our common stock that a person has the right to acquire within 60 days after May 17, 2021 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o VYNE Therapeutics Inc., 520 U.S. Highway 22, Suite 204, Bridgewater, NJ 08807.
Name of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Class
5% and Greater Stockholders:
Perceptive Advisors LLC(1)	5,773,954	11.2%
BlackRock, Inc.(2)	2,997,191	5.8%
Named Executive Officers and Directors:
David Domzalski(3)	599,442	1.2%
Steven Basta(4)	341,425	*
Andrew Saik(5)	52,211	*
Mutya Harsch(6)	89,734	*
Sharon Barbari(7)	30,211	*
Rex Bright(8)	80,474	*
Anthony Bruno(9)	41,732	*
Patrick LePore(10)	25,000	*
Elisabeth Sandoval(11)	19,218	*
All current directors and executive officers as a group (11 persons)(12)	1,496,923	2.8%

*
Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)
The information reported is based on information contained in the Statement of Changes in Beneficial Ownership on Form 4 filed with the SEC on May 7, 2021. As reported in the Schedule 13G/A filed on February 16, 2021, (i) Perceptive Life Sciences Master Fund, Ltd. (the “Master Fund”) directly holds the shares, (ii) Perceptive Advisors LLC (“Perceptive Advisors”) serves as the investment manager to the Master Fund and may be deemed to beneficially own the shares directly held by the Master Fund, (iii) Joseph Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own the securities directly held by the Master Fund and (iv) the business address of each of Master Fund, Perceptive Advisors and Mr. Edelman is 51 Astor Place, 10th Floor, New York, NY 10003. The amount included in this line does not include a warrant exercisable for 247,582 shares as such warrant is not currently exercisable.
(2)
The information reported is based on information contained in the Schedule 13G filed with the SEC on February 2, 2021. The Schedule 13G provides that (i) BlackRock is a parent holding company or control person and (ii) BlackRock, through its subsidiaries identified therein, had sole voting and dispositive power over 2,962,154 shares of the Company. The business address for BlackRock, Inc. is 55 East 52nd Street New York, NY 10055.

(3)
Includes 91,173 shares of common stock and 508,269 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of May 17, 2021. Excludes 331,906 shares underlying restricted stock units and 609,619 shares underlying stock options that do not vest within 60 days of May 17, 2021.

(4)
Consists of (i) 51,180 shares of common stock, (ii) 64,821 shares of common stock held by The Shelter Trust under the Basta Revocable Trust (the “Shelter Trust”), (iii) 18,130 shares of common stock held by the Basta Revocable Trust dated August 4, 2017 (the “Basta Trust”), and (iv) 207,294 shares of common stock underlying options that have vested or will vest within 60 days of May 17, 2021. As the trustee of each of the Shelter Trust and the Basta Trust, Mr. Basta has voting and investment power over the shares of common stock held by each of the Shelter Trust and the Basta Trust. Excludes 8,906 shares of common stock underlying options that do not vest within 60 days of May 17, 2021.

(5)
Includes 12,364 shares of common stock and 39,847 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of May 7, 2021. Excludes 84,679 shares underlying restricted stock units and 132,221 shares underlying stock options that do not vest within 60 days of May 17, 2021.

(6)
Includes 18,622 shares of common stock and 71,112 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of May 17, 2021. Excludes 78,156 shares underlying restricted stock units and 144,166 shares underlying stock options that do not vest within 60 days of May 17, 2021.

(7)
Includes 18,750 shares of common stock and 11,461 shares of common stock underlying options that have vested or will vest within 60 days of May 17, 2021. Excludes 8,906 shares underlying stock options that do not vest within 60 days of May 17, 2021.

(8)
Includes 80,474 shares of common stock underlying options that have vested or will vest within 60 days of May 17, 2021. Excludes 8,906 shares underlying stock options that do not vest within 60 days of May 17, 2021.

(9)
Includes 33,763 shares of common stock and 7,969 shares of common stock underlying options that have vested or will vest within 60 days of May 17, 2021. Excludes 8,906 shares underlying stock options that do not vest within 60 days of May 17, 2021.

(10)
Includes 25,000 shares of common stock. Excludes 11,250 shares underlying stock options that do not vest within 60 days of May 17, 2021.

(11)
Includes 19,218 shares of common stock underlying options that have vested or will vest within 60 days of May 17, 2021. Excludes 8,906 shares underlying stock options that do not vest within 60 days of May 17, 2021.

(12)
Includes 376,816 shares of common stock and 1,093,107 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of May 17, 2021. Excludes 642,853 shares underlying restricted stock units and 1,196,026 shares underlying stock options that do not vest within 60 days of May 17, 2021.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table contains information about our equity compensation plans as of December 31, 2020. As of December 31, 2020, we had three equity compensation plans, our 2018 Omnibus Incentive Plan, our 2019 Equity Incentive Plan and our 2019 Employee Share Purchase Plan. The 2018 Omnibus Incentive Plan was approved by the Board and our stockholder prior to the Merger. The 2019 Equity Incentive Plan and 2019 Employee Share Purchase Plan were approved by the Foamix Board and Foamix shareholders prior to the Merger and were assumed by the Company.
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights and vesting of RSUs	Weighted-average exercise price of outstanding options, warrants and rights and weighted- average grant date price of RSUs	Number of securities remaining available for future issuance under equity compensation plans(3)
Equity compensation plans approved by security holders(1)(2)	5,489,257	$11.93	3,673,105
Equity compensation plans not approved by security holders	—	$—	—
Total	5,489,257	$11.93	3,673,105

(1)
Includes the 2009 Israeli Share Option Plan, 2015 Israeli Share Incentive Plan, 2019 Equity Incentive Plan and 2019 Employee Share Purchase Plan (the “2019 ESPP”), each of which we assumed following the Merger, and our 2011 Stock Incentive Plan and 2018 Omnibus Incentive Plan.

(2)
The 2018 Omnibus Incentive Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance or transfer pursuant to awards under the plan shall be increased by a number equal to the least of (x) 750,000 shares, (y) four percent of the number of shares outstanding as of the last day of the immediately preceding calendar year, or (z) a lesser number of shares determined by the plan administrator.

(3)
Includes 559,512 shares under the 2018 Omnibus Incentive Plan, 809,496 shares under the 2019 Equity Incentive Plan and 2,304,097 shares available under the 2019 ESPP. On January 1, 2021, an additional 750,000 shares were added to the 2018 Omnibus Incentive Plan pursuant to the evergreen provision contained therein.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of holdings and transactions in our common stock and our other securities with the SEC. Officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, furnished to us or written representations that no Form 5 was required, we believe that during the fiscal year ended December 31, 2020, all filing requirements applicable to our executive officers, directors and beneficial owners of more than 10% of our common stock under the Exchange Act were met in a timely manner, except that on June 11, 2020, Perceptive Advisors LLC filed an Initial Statement of Beneficial Ownership of Securities on Form 3 later than the time prescribed by the SEC.

ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are VYNE stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807 or (3) request from the Company by calling 800-755-7936. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement, Proxy Card or Notice of Internet Availability to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.
We have filed our Annual Report on Form 10-K for the year ended December 31, 2020 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a VYNE stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, as amended, including the financial statements, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary, 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.
By Order of the Board of Directors
David Domzalski
President and Chief Executive Officer
June 7, 2021

ANNEX A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VYNE THERAPEUTICS INC.

Pursuant to Section 242 of
the General Corporation Law of the
State of Delaware

VYNE THERAPEUTICS INC., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST:    Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, Section 1 of Article IV of the Corporation’s Amended and Restated Certificate of Incorporation, relating to the capital structure of the Corporation, is hereby amended to read in its entirety as set forth below:
Section 1.    This Corporation is authorized to issue two classes of capital stock which shall be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is 170,000,000, of which 150,000,000 shares shall be Common Stock and 20,000,000 shares shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.
THIRD:    This Certificate of Amendment shall become effective as of [           ], 2021 at [           ] [a.m./p.m.].
FOURTH:    This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. An annual meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on July 19, 2021, at which meeting the necessary number of shares were voted in favor of the proposed amendments. The stockholders of the Corporation duly adopted this Certificate of Amendment.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [      ] day of [      ], 2021.
VYNE THERAPEUTICS INC.
By:

Name:
Title:

A-2

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D56111-P58806

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

VYNE THERAPEUTICS INC.

	For All	Withhold All	For All Except
1. To elect two Class III directors to hold office until the 2024 Annual Meeting of Stockholders or until their successors are elected Class III directors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Domzalski
02) Patrick LePore

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD56111-P58806NOTE: Such other business as may properly come before the meeting or any adjournment thereof.2. To ratify the selection by the Audit Committee of the Company's Board of Directors of PricewaterhouseCoopers LLP as the independent registered publicaccounting firm of the Company for its fiscal year ending December 31, 2021.The Board of Directors recommends you vote FOR proposals 2 and 3.3. To approve and adopt an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized sharesof common stock from 75,000,000 to 150,000,000.! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !! ! !VYNE THERAPEUTICS INC. To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.VYNE THERAPEUTICS INC.520 U.S. HIGHWAY 22, SUITE 204BRIDGEWATER, NJ 0880701) David Domzalski02) Patrick LePore1. To elect two Class III directors to hold office until the 2024Annual Meeting of Stockholders or until their successorsare elected Class III directors.Nominees:The Board of Directors recommends you vote FOR thefollowing Class III director nominees:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information. Vote by 11:59 P.M. Eastern Time the day before the cut-off dateor meeting date. Have your proxy card in hand when you access the web siteand follow the instructions to obtain your records and to create an electronicvoting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxy cardsand annual reports electronically via e-mail or the Internet. To sign up for electronicdelivery, please follow the instructions above to vote using the Internet and,when prompted, indicate that you agree to receive or access proxy materialselectronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions and forelectronic delivery of information. Vote by 11:59 P.M. Eastern Time the daybefore the cut-off date or meeting date. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.D56112-P58806VYNE THERAPEUTICS INC.Annual Meeting of StockholdersJuly 19, 2021 12:00 PM Local TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) David Domzalski and Mutya Harsch, or either of them, as proxies, each with the power toappoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of thisballot, all of the shares of common stock of VYNE THERAPEUTICS INC. that the stockholder(s) is/are entitled to vote at the AnnualMeeting of Stockholders to be held on July 19, 2021, at 12:00 PM local time, at our corporate offices located at 520 U.S. Highway22, Suite 204, Bridgewater, New Jersey 08807, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side